UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 30, 2008

NexMed, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

89 Twin Rivers Drive, East Windsor, New Jersey		08520
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (609) 371-8123

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K is being filed solely to file the employment agreement (the “Agreement”) between NexMed, Inc. (the “Company”) and Vivian H. Liu as Exhibit 10.1, which was inadvertently omitted from the original Current Report on Form 8-K filed with the Securities and Exchange Commission on October 9, 2007 (the “Original 8-K”). The description of the Agreement included in the Original 8-K does not purport to be complete and is qualified in its entirety by reference to the Agreement which is filed as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1 Employment Agreement, dated October 3, 2007, by and between NexMed, Inc. and Vivian H. Liu

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXMED, INC.

Date: May 30, 2008	By: /s/ Mark Westgate
Name: Mark Westgate
Title: Vice President and
Chief Financial Officer